EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 1 dated as of August 16, 2019 (this “Agreement”) to the Revolving Credit Agreement dated as of September 16, 2016, as amended as of October 26, 2016, as amended and restated as of November 14, 2017 and as amended and restated as of November 21, 2018 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among ALCOA CORPORATION, a Delaware corporation (“Holdings”), ALCOA NEDERLAND HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands (the “Borrower”), the several banks and other financial institutions or entities from time to time party as Lenders and Issuers thereto and JPMorgan Chase Bank, N.A. (the “Administrative Agent”) and the Guarantee Agreement dated as of November 1, 2016 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Guarantee Agreement”), among Holdings, the Borrower, the subsidiaries of Holdings from time to time party thereto and the Administrative Agent.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, except as otherwise expressly set forth herein.

WHEREAS, the Borrower has notified the Administrative Agent that it wishes to migrate the legal jurisdiction of Alcoa Treasury S.à r.l., a Restricted Subsidiary of Holdings (the “Migration Entity”), from Luxembourg to Switzerland (the “Change of Jurisdiction”);

WHEREAS, the Borrower has requested that the Existing Credit Agreement and Existing Guarantee Agreement be amended as set forth herein to, among other things, permit the Change of Jurisdiction and that the Lenders consent to the Change of Jurisdiction;

WHEREAS, the Lenders party hereto (which constitute the Required Lenders under the Existing Credit Agreement) and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement and the Existing Guarantee Agreement on the terms set forth herein (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement” and the Existing Guarantee Agreement, as so amended and restated, is referred to as the “Amended Guarantee Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Rules of Interpretation.  The rules of interpretation set forth in Section 1.02(a) of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Amendment to the Existing Credit Agreement.  On the terms and subject to the conditions set forth herein, effective as of the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)  Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“BHC Act Affiliate” of a party shall mean an ‘affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” shall mean any of the following:

(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” shall have the meaning assigned to it in Section 9.28.

“Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning assigned to it in Section 9.28.

“Supported QFC” shall have the meaning assigned to it in Section 9.28.

“Swiss Loan Party” shall have the meaning assigned to such term in Section 1.07(a).

“Swiss Security Documents” shall have the meaning assigned to such term in Section 8.01(h).

“U.S. Special Resolution Regime” shall have the meaning assigned to it in Section 9.28.

(b)  The definition of “Specified Collateral Jurisdiction” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Specified Collateral Jurisdiction” shall mean the United States, Australia, Brazil, Canada, Luxembourg, the Netherlands, Norway and Switzerland and, solely with respect to (a) pledges of Equity Interests in AWAC Parents, any other jurisdiction in which any AWAC Parent is organized and (b) security interests in and perfection actions with respect to any deposit account owned by a Loan Party (other than Excluded Deposit Accounts), the jurisdiction in which such deposit account is located or maintained.

(c)  The definition of “Permitted Receivables Facility” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Receivables Facility” shall mean the receivables facility or facilities created under the Permitted Receivables Facility Documents providing for the sale or pledge by Holdings, the Borrower and/or one or more other Receivables Sellers of Permitted Receivables Facility Assets (thereby providing financing to the Borrower and the Receivables Sellers) to the Receivables Entity (either directly or through another Receivables Seller) for fair market value (as determined in good faith by the Borrower), which in turn shall sell or pledge interests in the respective Permitted Receivables Facility Assets to third-party lenders or investors pursuant to the Permitted Receivables Facility Documents (with the Receivables Entity permitted to issue notes or other evidences of Indebtedness secured by Permitted Receivables Facility Assets or investor certificates, purchased interest certificates or other similar documentation evidencing interests in the Permitted Receivables Facility Assets) in return for the cash used by the Receivables Entity to purchase the Permitted Receivables Facility Assets from the Borrower and/or the respective Receivables Sellers or lent to the Borrower and/or the respective Receivables Sellers, in each case as more fully set forth in the Permitted Receivables Facility Documents.

(d)  The definition of “Permitted Receivables Facility Assets” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Receivables Facility Assets” shall mean (a) Receivables (whether now existing or arising in the future) of Holdings, the Borrower and the Restricted Subsidiaries which are transferred or pledged to the Receivables Entity pursuant to the Permitted Receivables Facility and any related Permitted Receivables Related Assets and all proceeds thereof and (b) loans to Holdings, the Borrower and the Restricted Subsidiaries secured by Receivables (whether now existing or arising in the future) of Holdings, the Borrower and the Restricted Subsidiaries which are made pursuant to the Permitted Receivables Facility.

(e)  The definition of “Receivables Entity” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Receivables Entity” shall mean a wholly-owned (other than any equity or similar interest held by a third party for the purpose of making the Receivables Entity ‘bankruptcy remote’ from the Receivables Sellers and their Affiliates) Restricted Subsidiary of Holdings that engages in no activities other than in connection with the financing of Receivables of the Receivables Sellers and that is designated (as provided below) as the “Receivables Entity” and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Holdings, the Borrower or any other Restricted Subsidiary other than another Receivables Entity (excluding Guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates Holdings, the Borrower or any other Restricted Subsidiary other than another Receivables Entity in any way (other than pursuant to Standard Securitization Undertakings) or (iii) subjects any property or asset of Holdings, the Borrower or any other Restricted Subsidiary other than another Receivables Entity, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither Holdings, the Borrower nor any other Restricted Subsidiary has any contract, agreement, arrangement or understanding (other than pursuant to the Permitted Receivables Facility Documents (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower (as determined by the Borrower in good faith), and (c) to which neither Holdings, the Borrower nor any other Restricted Subsidiary other than another Receivables Entity has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certificate of a Financial Officer certifying that, to the best of such officer’s knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions.

(f)  Article I of the Existing Credit Agreement is hereby amended by inserting the following new section therein:

SECTION 1.07  Swiss Terms. (a)  In this Agreement, where it relates to a Loan Party incorporated or established under the laws of Switzerland (a “Swiss Loan Party”), any reference to constitutional or organizational documents includes a copy of a certified excerpt from the commercial register, a copy of the certified up-to-date articles of association (evidencing, where relevant, the capacity to enter into obligations of an upstream or cross-stream nature) and, if applicable, a copy of the organizational regulations.

(b)  In this Agreement, where it relates to a Swiss Loan Party, a reference to liquidation, bankruptcy, insolvency, reorganization, moratorium or any other proceeding under an applicable law means that such Swiss Loan Party is unable to or admits inability to pay its debts when due (zahlungsunfähig), is deemed to or declared to be unable to pay its debts, suspends or threatens to suspends making payments on any of its debts, is over indebted (überschuldet), or (i) has initiated against it, (ii) is legally obliged to initiate, or (iii) initiates: (A) bankruptcy proceedings (Konkurs), (B) proceedings leading to a provisional or a definitive composition moratorium (provisorische oder definitive Nachlassstundung), (C) proceedings leading to an emergency moratorium (Notstundung), (D) proceedings for a postponement of bankruptcy pursuant to article 725a of the Swiss Code of Obligations (Konkursaufschub) or (E) any proceedings pursuant to article 731b of the Swiss Code of Obligations which leads to its dissolution or liquidation, or any proceeding having similar effects in force at that time.

(g)  Section 5.11 of the Existing Credit Agreement is hereby amended by inserting the following new paragraph (c) therein:

(c)  The Borrower will not use, and the Borrower shall procure that the Subsidiaries shall not use, the proceeds of any Loan in Switzerland unless (i) use in Switzerland is permitted under the Swiss taxation laws in force from time to time or (ii) it is confirmed in a tax ruling by the Swiss Federal Tax Administration that such use of proceeds is permitted, in each case, without payments in respect of the Loans becoming subject to withholding or deduction for Swiss withholding tax as a consequence of such use of proceeds in Switzerland.

(h)  Section 6.01(a)(xix) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(xix) Indebtedness incurred pursuant to Permitted Receivables Facilities; provided that the Attributable Receivables Indebtedness thereunder shall not, together with the aggregate outstanding face amount of Receivables sold pursuant to Factoring Transactions under Section 6.05(c)(ii), exceed $250,000,000 at any time outstanding;

(i)  Section 6.05(c)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) dispositions of Receivables pursuant to Factoring Transactions; provided that the aggregate outstanding face amount of Receivables so sold shall not, together with the Attributable Receivables Indebtedness incurred pursuant to Permitted Receivables Facilities under Section 6.01(a)(xix), exceed $250,000,000 at any time outstanding;

(j)  Section 8.01 of the Existing Credit Agreement is hereby amended by inserting the following new paragraph (h) therein:

(h) In connection with the Security Documents that are governed by Swiss law (the “Swiss Security Documents”) (i) with respect to security interests of an accessory nature (akzessorisch), each present and future Secured Party appoints and authorizes the Administrative Agent to act in the name and on behalf of the Secured Parties as their direct representative (direkter Stellvertreter) and (ii) with respect to security interests of a non-accessory nature (nicht-akzessorisch), each present and future Secured Party appoints and authorizes the Administrative Agent to act in its own name but on behalf and for the account of the Secured Parties as their indirect representative (indirekter Stellvertreter).

(k)  Article IX of the Existing Credit Agreement is hereby amended by inserting the following new Section 9.28 immediately after Section 9.27:

SECTION 9.28.  Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regime”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

SECTION 3.  Amendment to the Existing Guarantee Agreement.  On the terms and subject to the conditions set forth herein, each of the Lenders party hereto agree to amend, and authorize the Administrative Agent to amend, the Existing Guarantee Agreement to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Amended Guarantee Agreement attached as Annex A hereto.

SECTION 4.  Consent to Change of Jurisdiction.  (a)  Notwithstanding anything to the contrary in Sections 5.07 or 6.03 of the Existing Credit Agreement and effective as of the Amendment No. 1 Effective Date (as defined below), the Administrative Agent and each Lender party hereto hereby consents to the Change of Jurisdiction; provided, however, that the consent set forth in this Section 4 shall cease to be effective unless the Migration Entity satisfies the requirements of Section 5.12 of the Amended Credit Agreement as if such Migration Entity were a newly formed Subsidiary and causes to be delivered to the Administrative Agent a legal opinion (addressed to the Administrative Agent and the Lenders) of Homburger AG, Swiss counsel for the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, regarding the creation, perfection and enforceability of the security interests required in the satisfaction of the Collateral and Guarantee Requirement, in each case, within 180 days of the Amendment No. 1 Effective Date (or such longer period as the Administrative Agent, in its sole discretion, agrees to in writing).  The consent set forth in this Section 4 shall be effective only in this specific instance and for the specific purposes set forth herein, and does not allow for any other or further departure from the terms and conditions of the Amended Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.  For the avoidance of doubt, nothing in this Amendment No. 1 (including Section 4 hereof) will be construed as an obligation of the Borrower or its Subsidiaries to consummate the Change of Jurisdiction.

(b)  Notwithstanding anything to the contrary herein or in any other Loan Document, from and after the date that the Change of Jurisdiction is consummated but prior to the due execution of all relevant Security Documents contemplated by the definition of “Collateral and Guarantee Requirement” and completion of the relevant actions required to perfect the security interests as contemplated within such Security Documents, the Migration Entity shall not (i) engage to any material extent in any business other than businesses of the type conducted by the Migration Entity on the Amendment No. 1 Effective Date and businesses reasonably incidental, complementary or related thereto or (ii) incur any Indebtedness (other than Indebtedness under the Loan Documents and with any Restricted Subsidiary).

SECTION 5.  Amendments to Grupiara Participacoes S.A. Security Documents.  The Borrower and the Administrative Agent desire to amend the Share Fiduciary Transfer Agreement dated as of November 15, 2016, as amended as of November 14, 2017 and as amended as of November 21, 2018 (as further amended, supplemented or otherwise modified prior to the date hereof) and the other Security Documents related thereto (collectively, the “Grupiara Security Documents”) in order to cause the Grupiara Security Documents to be consistent with the Existing Credit Agreement and the other Loan Documents pursuant to Section 9.08(iv) of the Existing Credit Agreement (the “Grupiara Amendments”). Each of the Lenders party hereto agrees that it shall not object to the Grupiara Amendments and that the requirements of Section 9.08(iv) shall be deemed to be satisfied in respect of the Grupiara Amendments, and acknowledges that the Grupiara Amendments shall become effective on or after the Amendment No. 1 Effective Date in accordance therewith.

SECTION 6.  Effectiveness of this Agreement.  This Agreement, the amendment of the Existing Credit Agreement as set forth in Section 2 hereof and the amendment of the Existing Guarantee Agreement as set forth in Section 3 hereof shall become effective on the first date (the “Amendment No. 1 Effective Date”) on which each of the following conditions shall have been satisfied:

(a)  The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrower, the Required Lenders (as such term is defined in the Existing Credit Agreement) and the Administrative Agent.

(b)  The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment No. 1 Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c)  The Administrative Agent shall have received, at least one Business Day prior to the Amendment No. 1 Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), that has been requested at least ten Business Days prior to the Amendment No. 1 Effective Date.

(d)  At the time of and immediately after giving effect to this Agreement, no Event of Default or Default shall have occurred and be continuing.

(e)  The Administrative Agent shall have received all reasonable and documented out-of-pocket expenses in connection with this Agreement to the extent required under Section 9.05 of the Credit Agreement.

SECTION 7.  Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders:

(a)  This Agreement has been duly authorized, executed and delivered by the Borrower, and each of this Agreement, the Amended Credit Agreement and the Amended Guarantee Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b)  At the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing.

SECTION 8.  Counterparts; Amendments.  This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 9.  Credit Agreement.  (a)  Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Existing Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.  After the Amendment No. 1 Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby and any reference in the Loan Documents to the Guarantee Agreement shall mean the Guarantee Agreement as modified hereby.  This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(b)  For the avoidance of doubt, the parties hereto agree that, to the extent that any amendment made to the Existing Credit Agreement in accordance with Section 2 of this Agreement shall constitute a novation within the meaning of Article 1271 et seq. of the Luxembourg Civil Code, then, notwithstanding any such novation, all the rights (including in relation to Liens) of the Secured Parties against the Loan Parties shall be maintained in accordance with Article 1278 of the Luxembourg Civil Code.

SECTION 10.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

(c)  Notwithstanding paragraph (a) of this Section, if any Dutch Loan Party is represented by an attorney in connection with the signing and/or execution of this Agreement (including by way of accession to this Agreement), any other Loan Document, or any other agreement, deed or document referred to in, or made pursuant to, any Loan Document, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence and extent of the attorney's authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

SECTION 11.  Notices.  All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

SECTION 12.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ALCOA CORPORATION
By
/s/ Renato C.A. Bacchi
Name: Renato C.A. Bacchi
Title: Vice President and Treasurer

ALCOA NEDERLAND HOLDING B.V.
By
/s/ Renato C.A. Bacchi
Name: Renato C.A. Bacchi
Title: Managing Director

[Amendment No. 1 Signature Page]

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent
By
/s/ James Shender
Name: James Shender
Title: Vice President

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Citibank, N.A.

By
/s/ Millie Schild
Name: Millie Schild
Title: Vice President

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By
/s/ Judy Smith
Name: Judy Smith
Title: Authorized Signatory

For institutions that require a second signature:

By
/s/ Bastien Dayer
Name: Bastien Dayer
Title: Authorized Signatory

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Morgan Stanley Bank North America

By
/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

For institutions that require a second signature:

By

Name:
Title:

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

ABN AMRO Capital USA LLC

By
/s/ Jamie Matos
Name: Jamie Matos
Title: Director

For institutions that require a second signature:

By
/s/ Vincent E. Lisanti
Name: Vincent E. Lisanti
Title: Managing Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:
BANCO BILBAO VIZCAYA ARGENTINA, S.A. NEW YORK BRANCH

By
/s/ Javier Villarejo
Name: Javier Villarejo
Title: Head of Operations USA – Managing Director

For institutions that require a second signature:

By
/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Banco Bradesco S.A., New York Branch

By
/s/ Fabiana Paes de Barros
Name: Fabiana Paes de Barros
Title: Departmental Manager

For institutions that require a second signature:

By
/s/ Sonia Bettencourt
Name: Sonia Bettencourt
Title: Manager

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

BANK OF AMERICA, N.A. as a Lender

By
/s/ Brandon Weiss
Name: Brandon Weiss
Title: Vice President

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

BNP PARIBAS

By
/s/ Raymond G. Dunnillo
Name: Raymond G. Dunnillo
Title: Managing Director

By
/s/ Mark Renaud
Name: Mark Renaud
Title: Managing Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Deutsche Bank AG New York Branch

By
/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

By
/s/ Maria Guinchard
Name: Maria Guinchard
Title: Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Goldman Sachs Bank USA

By
/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

MUFG BANK, LTD.

By
/s/ Liwei Liu
Name: Liwei Liu
Title: Vice President

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

SUMITOMO MITSUI BANKING CORP

By
/s/ Michael Maguire
Name: Michael Maguire
Title: Executive Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

SunTrust Bank

By
/s/ Steve Curran
Name: Steve Curran
Title: Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By
/s/ Robert Grillo
Name: Robert Grillo
Title: Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

The Bank of New York Mellon

By
/s/ Diane L. Demmler
Name: Diane L. Demmler
Title: Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

ING Bank N.V., Dublin Branch

By
/s/ Sean Hassett
Name: Sean Hasett
Title: Director

For institutions that require a second signature:

By
/s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

PNC BANK, NATIONAL ASSOCIATION

By
/s/ Brett Schweikle
Name: Brett Schweikle
Title: Senior Vice President

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Westpac Banking Corporation

By
/s/ Richard Yarnold
Name: Richard Yarnold
Title: Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Bank of Montreal Ireland p.l.c.

By
/s/ Noel Reynolds
Name: Noel Reynolds
Title: Chief Financial Officer

For institutions that require a second signature:

By
/s/ Garrett Poynton
Name: Garrett Poynton
Title: CRO

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

The Bank of Nova Scotia

By
/s/ Ian Stephenson
Name: Ian Stephenson
Title: Managing Director

For institutions that require a second signature:

By
/s/ Stephen MacNeil
Name: Stephen MacNeil
Title: Director

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Riyad Bank, Houston Agency

By
/s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

For institutions that require a second signature:

By
/s/ Manny Cafeo
Name: Manny Cafeo
Title: Vice President, Operations Manager

[Amendment No. 1 Signature Page]

LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS AND ISSUERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
Name of Institution:

Royal Bank of Canada

By
/s/ Nathalie Richard
Name: Nathalie Richard
Title: Vice-President

[Amendment No. 1 Signature Page]